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EXHIBIT 10.4



                     PETROLITE CORPORATION
                   NON-QUALIFIED SAVINGS PLAN
                   --------------------------

                            ARTICLE I

                  SCOPE OF PLAN AND DEFINITIONS

1.1 PURPOSE AND SCOPE OF PLAN. Petrolite Corporation hereby adopts a non-qualified savings plan known as the PETROLITE CORPORATION NON-QUALIFIED SAVINGS PLAN. The Plan enables Participants to receive those benefits provided generally under the Company's Employees' Savings Plan that are not available to Plan participants because of limits contained in the Internal Revenue Code of 1986, as amended, including the following:

     (a) Section 401(k)(3) and 401(m)(2), which limit the pre-tax and after-tax contributions made by and on behalf of Highly Compensated Employees pursuant to qualified plans;

     (b) Section 402(g), which limits an Employee's annual Pre-Tax Contributions to $7,000 (as adjusted for certain increases under Section 415(d) of the Code); and

     (c) Section 415, which limits the annual sum of Employee and Company contributions to the Employees' Savings Plan made by or on behalf of an Employee to $30,000 (as adjusted for certain increases under Treasury Regulations pursuant to Section 415 of the Code).

1.2 DEFINITIONS. Whenever used in the Plan the following terms shall have the respective meaning set forth below unless expressly provided otherwise herein or unless a different meaning is plainly required by the context:

     (a) "BENEFICIARY" and "BENEFICIARIES" mean(s) the person, persons or entity, including one or more trusts, last designated by a Participant on a form supplied by the Company as a beneficiary or beneficiaries to receive a payment or payments under the Plan in the event of the death of the Participant. A Participant may designate any number of successor Beneficiaries. If no such designation is in effect at the time of death of the Participant, or if no such persons or entities survive the Participant, the Beneficiary shall be the Participant's estate. Only one beneficiary designation may be in effect at any time.

                                                 Effective 10/1/95


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     (b)  "BOARD OF DIRECTORS"  means the Board of Directors of
          Petrolite Corporation.

     (c) "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means the committee established and appointed pursuant to Section 5.1 of this Plan.

     (e)  "COMPANY" means Petrolite Corporation.

     (f)  "COMPENSATION" means compensation as defined in
          Section 2.1 of the Employees' Savings Plan, as amended.

     (g) "COMPENSATION REDUCTION ACCOUNT" means the account established for a Participant pursuant to Section 2.2 of the Plan into which amounts are credited as provided in the Plan.

     (h) "COMPENSATION REDUCTION AGREEMENT" means an agreement between the Company and a Participant pursuant to the Plan.

     (i)  "EFFECTIVE DATE" means October 1, 1995.

     (j) "EMPLOYEE" means an employee of the Company who is among a select group of highly compensated or management employees of the Company as determined by the Committee and who is eligible to participate in the Employees' Savings Plan and has authorized the Company, on a form provided by the Company, to deduct an amount from his Compensation and contribute that amount to his tax-deferred contribution account in the Employees' Savings Plan.

     (k) "EMPLOYEES' SAVINGS PLAN" means the Petrolite Corporation Employees' Savings Plan, Plan No. 004, as it may be amended from time to time.

     (l) "HIGHLY COMPENSATED EMPLOYEE" means an Employee who is a highly compensated employee as defined in Section 414(q) of the Code and any regulations promulgated thereunder.

     (m) "PARTICIPANT" means an Employee who has satisfied the eligibility and participation requirements of this Plan and who has entered into a Compensation Reduction
          Agreement pursuant to the Plan.

     (n)  "PLAN" means the Petrolite Corporation Non-Qualified
          Savings Plan as set forth herein and as it may be amended from time to time.

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     (o)  "PLAN YEAR" means each calendar year; except that, the first Plan Year shall commence on the Effective Date of this Plan and shall end December 31, 1995.

     (p) "TAX-DEFERRED CONTRIBUTION" means a contribution authorized by an Employee or Participant to the tax-deferred contribution account in the Employees' Savings
          Plan pursuant to Section 4.2 of the Employees' Savings
          Plan.

1.3 GENDER AND NUMBER. Whenever used herein, a masculine pronoun shall be deemed to include the feminine pronoun, a singular word shall be deemed to include the singular and plural, and a plural word shall be deemed to include the singular and plural in all cases where the context requires.

1.4  CROSS-REFERENCES.  References herein to "Section" or
     "subsection" shall refer to the referenced Section or subsection of this Plan unless indicated otherwise.

                           ARTICLE II

               ELIGIBILITY AND PLAN PARTICIPATION
         COMPENSATION REDUCTION AGREEMENTS AND ACCOUNTS

2.1 ELIGIBILITY. If the Committee determines that all or any portion of the Tax-Deferred Contribution authorized by an Employee pursuant to the Employees' Savings Plan will be reduced because of limits contained in the Code, including those contained in Sections 401(a)(17), 401(k)(3), 402(g) and 415, the Employee shall be eligible to become a Participant by entering into a Compensation Reduction Agreement as provided in this Plan.

2.2  COMPENSATION REDUCTION AGREEMENTS.

     (a) The Compensation Reduction Agreement shall be in a form as prescribed by the Committee and shall include:

            (i) The Participant's authorization for a reduction in
                his Compensation for the Plan Year referenced in
                the Compensation Reduction Agreement.   The amount
                of such reduction shall be equal to the reduction in the Participant's Tax-Deferred Contribution referenced in Section 2.1 of this Plan, except that the reduction for the first Plan Year may be some lesser amount as approved by the Committee; and

           (ii) The Company's agreement to credit the Participant's Compensation Reduction Account with the amount of such reduction and to pay interest

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                thereon at the rate determined by the Committee
                for each Plan Year.

     (b) The interest rate established by the Committee shall apply to all amounts credited to a Participant's Compensation Reduction Account regardless of the particular Compensation Reduction Agreement pursuant to which an amount was credited. Interest on amounts in a Participant's Compensation Reduction Account shall be compounded annually, and all amounts credited to a Participant's Compensation Reduction Account shall be deemed to have been credited at the beginning of the Plan Year.

     (c) A Compensation Reduction Agreement shall become effective on the first day of the Plan Year next following the date it is executed by the Company and the Participant, and will continue in effect until amounts credited to the Compensation Reduction Account pursuant thereto have been paid as provided in the Plan.

2.3  LIMIT ON COMPENSATION REDUCTION AGREEMENTS.  No Compensation
     Reduction Agreement may provide for a reduction in Compensation that is greater than the maximum Tax-Deferred
     Contribution specified in the Employees' Savings Plan without reference to any limitations in the Code.

2.4 COMPENSATION REDUCTION ACCOUNTS. The Company shall credit the amount designated by a Participant in a Compensation Reduction Agreement to the Participant's Compensation Reduction Account. Amounts may be withdrawn from a Compensation Reduction Account only as provided in this Plan.

                           ARTICLE III

                             VESTING

3.1 COMPENSATION REDUCTION ACCOUNT. Each Participant shall be vested fully at all times in amounts contributed to the Participant's Compensation Reduction Account pursuant to a Compensation Reduction Agreement and to interest accumulated thereon.
                           ARTICLE IV

                     PAYMENTS FROM THE PLAN

4.1  ENTITLEMENT TO AND COMMENCEMENT OF PAYMENT.  Upon a
     Participant's retirement (as defined in the Petrolite
     Corporation Retirement Plan No. 001), disability (as defined in the Petrolite Corporation Disability Plan No. 508), or termination from employment, amounts credited to the Participant's Compensation Reduction Account shall be paid to

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     or on behalf of the Participant.  The full payment, or the initial payment, depending on the payment option elected, will be made during January of the year next following the year during which the Participant became entitled to payment.

4.2 ELECTION OF PAYMENT OPTIONS. Amounts payable to or on behalf of a Participant from the Participant's Compensation Reduction Account shall be paid either as a lump sum or in 15 annual installments, as elected by the Participant in the applicable Compensation Reduction Agreement.

4.3  LUMP SUM PAYMENT.

     (a) If a Participant has elected to receive all or any portion of the amount in his Compensation Reduction Account in a lump sum payment, that portion of the Participant's Compensation Reduction Account to be paid in a lump sum payment shall be valued as of the last day of the calendar year during which the Participant became entitled to payment. The lump sum payment shall be made during January of the year next following the year during which the Participant became entitled to payment and no interest shall accrue on such amount between the valuation date and the date the lump sum payment is made.

     (b) If a Participant who has elected to receive all or any portion of the amount in his Compensation Reduction
          Account in a lump sum payment dies before the payment is made, the lump sum payment shall be made to the Participant's Beneficiary.

4.4  ANNUAL INSTALLMENT PAYMENTS.

     (a) If a Participant has elected to receive all or any portion of the amount in his Compensation Reduction Account in annual cash installment payments, that portion to be paid in annual cash installment payments shall be valued as of the last day of the calendar year during which the Participant became entitled to payment. The initial annual installment payment shall be made during January of the year next following the year during which the Participant became entitled to payment, and shall be determined by dividing the value of the Participant's Compensation Reduction Account on such valuation date by
          15. No interest shall accrue on the initial annual installment payment between the valuation date and the date such payment is made. Thereafter, interest shall be credited to the Participant's Compensation Reduction Account in accordance with Section 2.2(a) of the Plan. Subsequent annual installment payments shall be made during January of each subsequent year, and shall be adjusted to reflect interest credited by dividing the

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          value of such Participant's Compensation Reduction
          Account as of the last day of the preceding calendar year by the number of payments remaining to be paid the Participant.

     (b) If a Participant who has elected to receive all or any portion of the amount in his Compensation Reduction Account in annual installment payments dies before distribution of the full amount of such Participant's Compensation Reduction Account, the remaining installment payments shall be made to the Participant's Beneficiary.

4.5 PAYMENT ON PARTICIPANT'S DEATH. If a Participant dies before becoming entitled to a payment under the Plan, amounts credited to the Participant's Compensation Reduction Account shall be paid to the Participant's Beneficiary in the payment form or forms elected by the Participant.

                            ARTICLE V

                     ADMINISTRATION OF PLAN

5.1 RESPONSIBILITIES AND POWERS OF THE ADMINISTRATIVE COMMITTEE. The Plan shall be administered by a Committee of at least three persons appointed by the Board of Directors, as constituted from time to time. The Committee shall have the authority to interpret the Plan, to make all determinations with respect to the Plan, and to take all other actions necessary or advisable for the implementation and administration of the Plan. Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan.

5.2 PROFESSIONAL SERVICES. The Committee shall have authority to engage counsel and such clerical, financial, investment, accounting and other services as the Committee deems necessary or desirable to the operation and administration of the Plan.

5.3  CLAIM PROCEDURES.

     (a) The Committee shall cause a written response to be made to any claim for payment under the Plan within a reasonable time after such claim is received by the Company. Except as provided below, any denial of a claim shall be in writing and shall set forth the specific reasons for such denial including, but not limited to:

            (i) Reference to relevant Sections or subsections of
                the Plan and such additional information as may be relevant to the denial of the claim;

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           (ii) An explanation of the claims review procedure
                established in the Plan; and

          (iii) Notice that such claimant may review pertinent
                Plan documents and/or request a review of such denial, as provided herein.

     (b) Within sixty (60) days following notice of the denial of a claim, the claimant may request a review of such denial. Within ten (10) days of its receipt of such request, the Committee shall review the determination made in light of the additional information or comments submitted by such claimant.

     (c) The Committee may, but shall not be required to, hold a hearing at which such claimant may present the basis for his claim. The Committee may establish rules of procedure or conduct prior to commencing any such hearing.

     (d) The Committee shall render a decision within sixty (60) days after a claimant's request for review unless the Committee shall require a longer period of time for good cause shown, and shall advise the claimant in writing of its decision. The decision of the Committee shall be final and conclusive.

     (e) If the Committee fails to act on a claim within any time period provided in the Plan, the claim shall be deemed to have been denied by the Committee.

                           ARTICLE VI

                    AMENDMENT AND TERMINATION

6.1 AMENDMENT AND TERMINATION OF THE PLAN. The Company may at any time and from time to time modify, amend or terminate the Plan in any respect; provided, however, the termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect any vested amounts on the date of such amendment, modification or termination.

                           ARTICLE VII

                    MISCELLANEOUS PROVISIONS

7.1 SOURCE OF PAYMENTS. The Plan shall not be funded and all payments hereunder shall be made from the general assets of the Company. The Company shall not, by virtue of any provision of the Plan or by any action of any person hereunder, be deemed to be a trustee or other fiduciary of any property for any Participant or his Beneficiaries, and the

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     liability of the Company to any Participant or his Beneficiary
     pursuant to the Plan shall be those of a debtor pursuant only to such contractual obligations created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.
     To the extent that any Participant or his Beneficiary acquires a right to receive a payment from the Company under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

7.2 TRUST AUTHORIZED. The Board of Directors may, in its sole discretion, authorize the creation of a trust account or accounts to fund the payment of Payments herein.

7.3 INALIENABILITY OF RIGHT TO PAYMENT. Except as provided under applicable law, no amount payable pursuant to, or interest in, the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any attempt to do so shall be void. No such right to payment or interest shall be liable in any manner for, or subject to garnishment, attachment, execution or levy, or be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Participant or his Beneficiaries. In the event the Committee finds that any Participant or his Beneficiary has become bankrupt or that any attempt has been made to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any right to payment under, or interest in, the Plan, the Committee shall hold or apply such right to payment or interest, or any part thereof as it deems appropriate, for the benefit of such Participant or his Beneficiary.

7.4 EXPENSES. The Company shall pay all costs and expenses incurred in operating and administering the Plan.

7.5 NO RIGHT WITH RESPECT TO EMPLOYMENT. Nothing contained herein, nor any action taken under the provisions hereof, shall be construed as giving any Participant any right with respect to employment or continued employment by the Company.

7.6 WITHHOLDING. The Company shall withhold from any payment hereunder any amounts required to be withheld under applicable laws, rules and regulations.

7.7 HEADINGS. The headings of the Sections in the Plan are for convenience of reference only and the text of the Plan shall govern.

7.8 CONSTRUCTION. The Plan shall be construed, regulated and administered in accordance with the laws of the State of Missouri.

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     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its officers thereunto duly authorized and its
corporate seal to be hereunto affixed as of the   1st   day of
                                                -------
October, 1995.


                              PETROLITE CORPORATION


                              By: /s/ John M. Casper
                                 -------------------------------


                              Title: Vice President,
                                     ---------------------------
                                     Chief Financial Officer
                                     ---------------------------


ATTEST:



/s/ Charles R. Miller
-----------------------------


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
                COMPENSATION REDUCTION AGREEMENT
                --------------------------------

THIS AGREEMENT made this ----- day of ------------, 1995 by and between Petrolite Corporation, a Delaware corporation (hereinafter the "Company"), and --------------------, an employee of the Company (hereinafter the "Participant").

WHEREAS, the Board of Directors of the Company has approved and the Company has adopted the Petrolite Corporation Non-Qualified Savings Plan (hereinafter the "Plan") to enable Participants to receive those benefits provided generally under the Company's Employees' Savings Plan that are not available to Plan Participants because of limits contained in the Internal Revenue Code of 1986 (the "Code"); and

WHEREAS, the Committee has determined that all or a portion of a Tax-Deferred Contribution authorized by the Participant pursuant to the Employees' Savings Plan will be reduced because of limits contained in the Code; and

WHEREAS, the Participant desires to authorize the Company to reduce his Compensation pursuant to the terms of the Plan;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Company and the Participant agree as follows:

1. PARTICIPATION. The Participant hereby elects to participate in the Plan and hereby authorizes a reduction in his Compensation pursuant to the terms of the Plan.

2. INCORPORATION OF THE PLAN. The Plan, and all of its provisions, as it now exists and as it may be amended hereafter, is incorporated herein by this reference and made a part of this agreement.

3. DEFINITIONS. The terms used in this agreement which are defined in the Plan shall have the respective meanings given them in the Plan unless a different meaning is clearly required by the context.

4. COMPENSATION REDUCTION. Pursuant to the Plan, the Participant elects to defer the receipt of, and the Company elects to defer the payment of, Compensation in an amount equal to the difference between the Tax-Deferred Contribution authorized by the Participant and the actual amount of such Tax-Deferred Contribution during the Plan Year ending December 31, 1996, after application of the limits contained in the Code.

5. COMPENSATION REDUCTION ACCOUNT. The Company shall credit the amount of such reduction to the Participant's Compensation
     Reduction Account.

                                               Form Approved 9/15/95

6. INTEREST RATE. The interest rate established by the Committee for the Plan Year ending December 31, 1996 is 6.90%. Interest shall be paid on amounts in the Participant's Compensation
     Reduction Account as provided in the Plan.

7.   WITHDRAWALS FROM THE PLAN.  Amounts may be withdrawn by the
     Participant from a Compensation Reduction Account only as provided in the Plan.

8.   ELECTION OF PAYMENT OPTION.  Pursuant to the Plan, the
     Participant hereby elects that amounts payable to or on behalf of the Participant from the Participant's Compensation
     Reduction Account for the Plan Year ending December 31, 1996, shall be paid: [check one]

     A.   as a lump sum, / /

     B.   in 15 annual installments, / /

     as further provided in the Plan.

9. ENTIRE AGREEMENT. This agreement and the Plan contain the entire agreement and understanding by and between the Company and the Participant regarding the subject matter hereof. No other representations, promises, agreements or understandings, whether written or oral, shall have any force or effect.

10. GOVERNING LAW. This agreement will be effective when accepted by the Company at its office in Missouri, will constitute a Missouri contract, and will be construed in accordance with the laws of Missouri.

11. RECEIPT OF PLAN DOCUMENTS. The Participant acknowledges receipt of a copy of the Non-Qualified Savings Plan
     Information Booklet.

IN WITNESS WHEREOF, the parties have executed this agreement in duplicate originals as of the day and year first above written.


By the Participant:                   Approved and Accepted by
                                      Petrolite Corporation in
------------------------------        Missouri on this -------
Printed or Typed Name                 day of -----------, 1995.

------------------------------     By: --------------------------
Signature

------------------------------     Title: -----------------------
Date